Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 500 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

Charter Communications Operating, LLC

(Exact name of obligor as specified in its charter)

Delaware	43-1843260
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Charter Communications Operating Capital Corp.

(Exact name of obligor as specified in its charter)

Delaware	20-1044453
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

CCO Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	86-1067239
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	20-0257904
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Charter Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	84-1496755
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
AdCast North Carolina Cable Advertising, LLC	Delaware	06-1611033
Alabanza LLC	Delaware	26-0665775
America’s Job Exchange LLC	Delaware	14-1850188
Athens Cablevision, LLC	Delaware	38-2725702
BHN Spectrum Investments, LLC	Delaware	20-8141882
Bresnan Broadband Holdings, LLC	Delaware	13-4119839
Bresnan Broadband of Colorado, LLC	Colorado	35-2403834
Bresnan Broadband of Montana, LLC	Montana	32-0334681
Bresnan Broadband of Utah, LLC	Utah	30-0667318
Bresnan Broadband of Wyoming, LLC	Wyoming	61-1642737
Bresnan Communications, LLC	Delaware	90-0664229
Bresnan Digital Services, LLC	Delaware	38-3833973
Bresnan Microwave of Montana, LLC	Delaware	36-4691716
Bright House Networks Information Services (Alabama), LLC	Delaware	20-1544201
Bright House Networks Information Services (California), LLC	Delaware	20-1544390
Bright House Networks Information Services (Florida), LLC	Delaware	59-3758339
Bright House Networks Information Services (Indiana), LLC	Delaware	20-1544486
Bright House Networks Information Services (Michigan), LLC	Delaware	20-1544302

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Bright House Networks, LLC	Delaware	02-0636401
Cable Equities Colorado, LLC	Delaware	84-1000716
Cable Equities of Colorado Management LLC	Delaware	84-1004751
CC 10, LLC	Delaware	11-3546155
CC Fiberlink, LLC	Delaware	43-1928509
CC Michigan, LLC	Delaware	13-4029981
CC Systems, LLC	Delaware	43-1925731
CC V Holdings, LLC	Delaware	13-4029965
CC VI Fiberlink, LLC	Delaware	20-0310684
CC VI Operating Company, LLC	Delaware	43-1864760
CC VII Fiberlink, LLC	Delaware	20-0310704
CC VIII Fiberlink, LLC	Delaware	20-0310844
CC VIII Holdings, LLC	Delaware	38-2558446
CC VIII Operating, LLC	Delaware	38-2558446
CC VIII, LLC	Delaware	13-4081498
CCO Fiberlink, LLC	Delaware	20-0310854
CCO Holdco Transfers VII, LLC	Delaware	47-0970548
CCO LP, LLC	Delaware	47-0981326
CCO NR Holdings, LLC	Delaware	86-1067241
CCO Purchasing, LLC	Delaware	43-1864759
CCO SoCal I, LLC	Delaware	80-0732570
CCO SoCal II, LLC	Delaware	90-0732400

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
CCO SoCal Vehicles, LLC	Delaware	45-2868853
CCO Transfers, LLC	Delaware	47-0970631
Charter Advanced Services (AL), LLC	Delaware	32-0400319
Charter Advanced Services (CA), LLC	Delaware	80-0890397
Charter Advanced Services (CO), LLC	Delaware	32-0415082
Charter Advanced Services (CT), LLC	Delaware	80-0890773
Charter Advanced Services (GA), LLC	Delaware	38-3897585
Charter Advanced Services (IL), LLC	Delaware	46-1988793
Charter Advanced Services (IN), LLC	Delaware	47-1023144
Charter Advanced Services (KY), LLC	Delaware	47-1034561
Charter Advanced Services (LA), LLC	Delaware	90-0932382
Charter Advanced Services (MA), LLC	Delaware	30-0762559
Charter Advanced Services (MD), LLC	Delaware	81-1622833
Charter Advanced Services (MI), LLC	Delaware	38-3897532
Charter Advanced Services (MN), LLC	Delaware	32-0400643
Charter Advanced Services (MO), LLC	Delaware	32-0400433
Charter Advanced Services (MS), LLC	Delaware	61-1722677
Charter Advanced Services (MT), LLC	Delaware	32-0414720
Charter Advanced Services (NC), LLC	Delaware	80-0891281
Charter Advanced Services (NE), LLC	Delaware	90-0932594
Charter Advanced Services (NH), LLC	Delaware	30-0763042
Charter Advanced Services (NV), LLC	Delaware	30-0762819

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Charter Advanced Services (NY), LLC	Delaware	36-4752850
Charter Advanced Services (OH), LLC	Delaware	47-1022897
Charter Advanced Services (OR), LLC	Delaware	61-1704031
Charter Advanced Services (PA), LLC	Delaware	47-1022857
Charter Advanced Services (SC), LLC	Delaware	46-1943109
Charter Advanced Services (TN), LLC	Delaware	80-0890880
Charter Advanced Services (TX), LLC	Delaware	46-1943601
Charter Advanced Services (UT), LLC	Delaware	46-3166882
Charter Advanced Services (VA), LLC	Delaware	90-0933316
Charter Advanced Services (VT), LLC	Delaware	90-0932933
Charter Advanced Services (WA), LLC	Delaware	80-0891340
Charter Advanced Services (WI), LLC	Delaware	46-1943751
Charter Advanced Services (WV), LLC	Delaware	47-1034638
Charter Advanced Services (WY), LLC	Delaware	38-3911344
Charter Advanced Services VIII (MI), LLC	Delaware	35-2466192
Charter Advanced Services VIII (MN), LLC	Delaware	90-0932548
Charter Advanced Services VIII (WI), LLC	Delaware	46-1943928
Charter Advertising of Saint Louis, LLC	Delaware	43-1475682
Charter Cable Operating Company, LLC	Delaware	75-2775557
Charter Cable Partners, LLC	Delaware	75-2775562
Charter Communications Entertainment I, LLC	Delaware	43-1720016
Charter Communications Entertainment, LLC	Delaware	43-1723475

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Charter Communications of California, LLC	Delaware	47-0989093
Charter Communications Properties LLC	Delaware	43-1792671
Charter Communications Ventures, LLC	Delaware	43-1901566
Charter Communications VI, L.L.C.	Delaware	43-1854208
Charter Communications VII, LLC	Delaware	43-1867193
Charter Communications, LLC	Delaware	43-1659860
Charter Distribution, LLC	Delaware	74-3089287
Charter Fiberlink – Alabama, LLC	Delaware	20-0193389
Charter Fiberlink – Georgia, LLC	Delaware	20-0193674
Charter Fiberlink – Illinois, LLC	Delaware	43-1943035
Charter Fiberlink – Maryland II, LLC	Delaware	81-2255084
Charter Fiberlink – Michigan, LLC	Delaware	43-1875389
Charter Fiberlink – Missouri, LLC	Delaware	43-1928511
Charter Fiberlink – Nebraska, LLC	Delaware	81-0547765
Charter Fiberlink – Pennsylvania, LLC	Delaware	20-0258623
Charter Fiberlink – Tennessee, LLC	Delaware	20-0193707
Charter Fiberlink AR-CCVII, LLC	Delaware	20-0709081
Charter Fiberlink CA-CCO, LLC	Delaware	43-1943040
Charter Fiberlink CC VIII, LLC	Delaware	43-1793439
Charter Fiberlink CCO, LLC	Delaware	43-1876029
Charter Fiberlink CT-CCO, LLC	Delaware	20-0339366
Charter Fiberlink LA-CCO, LLC	Delaware	20-0709283

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Charter Fiberlink MA-CCO, LLC	Delaware	20-0258357
Charter Fiberlink MS-CCVI, LLC	Delaware	20-0709405
Charter Fiberlink NC-CCO, LLC	Delaware	20-0258604
Charter Fiberlink NH-CCO, LLC	Delaware	20-0709514
Charter Fiberlink NV-CCVII, LLC	Delaware	20-0474139
Charter Fiberlink NY-CCO, LLC	Delaware	20-0426827
Charter Fiberlink OH-CCO, LLC	Delaware	20-0709711
Charter Fiberlink OR-CCVII, LLC	Delaware	20-0474232
Charter Fiberlink SC-CCO, LLC	Delaware	43-1943037
Charter Fiberlink TX-CCO, LLC	Delaware	43-1943038
Charter Fiberlink VA-CCO, LLC	Delaware	20-0709822
Charter Fiberlink VT-CCO, LLC	Delaware	20-0258644
Charter Fiberlink WA-CCVII, LLC	Delaware	20-0474261
Charter Helicon, LLC	Delaware	43-1855018
Charter Leasing Holding Company, LLC	Delaware	47-4669203
Charter Leasing of Wisconsin, LLC	Delaware	47-4657690
Charter RMG, LLC	Delaware	43-1854203
Charter Stores FCN, LLC	Delaware	03-0475570
Charter Video Electronics, LLC	Delaware	39-1029927
DukeNet Communications Holdings, LLC	Delaware	27-2958210
DukeNet Communications, LLC	Delaware	27-2985707
Falcon Cable Communications, LLC	Delaware	52-2095705

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Falcon Cable Media, a California Limited Partnership	California	95-4455189
Falcon Cable Systems Company II, L.P.	California	95-4582801
Falcon Cablevision, a California Limited Partnership	California	95-4455183
Falcon Community Cable, L.P.	Delaware	95-4455187
Falcon Community Ventures I Limited Partnership	California	95-4455185
Falcon First Cable of the Southeast, LLC	Delaware	95-4258089
Falcon First, LLC	Delaware	95-4258093
Falcon Telecable, a California Limited Partnership	California	95-4455179
Falcon Video Communications, L.P.	Delaware	95-4375518
Helicon Partners I, L.P.	Delaware	22-3337392
Hometown T.V., LLC	Delaware	14-1749551
HPI Acquisition Co. LLC	Delaware	22-3441341
ICI Holdings, LLC	Delaware	13-4074206
Insight Blocker LLC	Delaware	81-2564976
Insight Capital LLC	Delaware	13-4079679
Insight Communications Company, L.P.	Delaware	13-3290944
Insight Communications Midwest, LLC	Delaware	13-4013377
Insight Communications of Central Ohio, LLC	Delaware	13-4017803
Insight Communications of Kentucky, L.P.	Delaware	94-3291448
Insight Interactive, LLC	Delaware	52-2200721
Insight Kentucky Capital, LLC	Delaware	13-4079233

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Insight Kentucky Partners I, L.P.	Delaware	94-3291839
Insight Kentucky Partners II, L.P.	Delaware	94-3291449
Insight Midwest Holdings, LLC	Delaware	13-4147884
Insight Midwest, L.P.	Delaware	13-4079232
Insight Phone of Indiana, LLC	Delaware	30-0022765
Insight Phone of Kentucky, LLC	Delaware	30-0022773
Insight Phone of Ohio, LLC	Delaware	20-1397428
Interactive Cable Services, LLC	Delaware	01-0629142
Interlink Communications Partners, LLC	Delaware	84-1437911
Intrepid Acquisition LLC	Delaware	76-0732702
Marcus Cable Associates, L.L.C.	Delaware	75-2775560
Marcus Cable of Alabama, L.L.C.	Delaware	43-1548562
Marcus Cable, LLC	Delaware	75-2569103
Midwest Cable Communications, LLC	Delaware	41-0963108
NaviSite LLC	Delaware	52-2137343
New Wisconsin Procurement LLC	Delaware	81-2593009
Oceanic Time Warner Cable LLC	Delaware	45-4593273
Parity Assets LLC	Delaware	None
Peachtree Cable TV, L.P.	Delaware	None
Peachtree Cable TV, LLC	Delaware	43-1943639
Renaissance Media LLC	Delaware	14-1800030
Rifkin Acquisition Partners, LLC	Delaware	84-1317714

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Robin Media Group, LLC	Delaware	54-1342676
Scottsboro TV Cable, LLC	Delaware	38-2691210
Spectrum Mobile, LLC	Delaware	82-2492552
Spectrum Originals, LLC	Delaware	82-3414467
Spectrum Security, LLC	Delaware	27-3884185
The Helicon Group, L.P.	Delaware	22-3248703
Time Warner Cable Business LLC	Delaware	35-2466312
Time Warner Cable Enterprises LLC	Delaware	45-4854395
Time Warner Cable Information Services (Alabama), LLC	Delaware	20-0639409
Time Warner Cable Information Services (Arizona), LLC	Delaware	20-4370232
Time Warner Cable Information Services (California), LLC	Delaware	20-0162970
Time Warner Cable Information Services (Colorado), LLC	Delaware	26-2375439
Time Warner Cable Information Services (Hawaii), LLC	Delaware	20-0162993
Time Warner Cable Information Services (Idaho), LLC	Delaware	20-8254896
Time Warner Cable Information Services (Illinois), LLC	Delaware	26-2375576
Time Warner Cable Information Services (Indiana), LLC	Delaware	20-1618562
Time Warner Cable Information Services (Kansas), LLC	Delaware	20-0163009

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Time Warner Cable Information Services (Kentucky), LLC	Delaware	20-4370430
Time Warner Cable Information Services (Maine), LLC	Delaware	48-1296576
Time Warner Cable Information Services (Massachusetts), LLC	Delaware	20-0639517
Time Warner Cable Information Services (Michigan), LLC	Delaware	26-2376102
Time Warner Cable Information Services (Missouri), LLC	Delaware	20-0163031
Time Warner Cable Information Services (Nebraska), LLC	Delaware	20-0597251
Time Warner Cable Information Services (New Hampshire), LLC	Delaware	20-0834759
Time Warner Cable Information Services (New Jersey), LLC	Delaware	20-0605091
Time Warner Cable Information Services (New Mexico), LLC	Delaware	20-8244978
Time Warner Cable Information Services (New York), LLC	Delaware	06-1530234
Time Warner Cable Information Services (North Carolina), LLC	Delaware	05-0563203
Time Warner Cable Information Services (Ohio), LLC	Delaware	20-0163449
Time Warner Cable Information Services (Pennsylvania), LLC	Delaware	20-0639607
Time Warner Cable Information Services (South Carolina), LLC	Delaware	20-0163480

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Time Warner Cable Information Services (Tennessee), LLC	Delaware	20-0639795
Time Warner Cable Information Services (Texas), LLC	Delaware	20-0095157
Time Warner Cable Information Services (Virginia), LLC	Delaware	20-4370738
Time Warner Cable Information Services (Washington), LLC	Delaware	20-5690377
Time Warner Cable Information Services (West Virginia), LLC	Delaware	20-1620308
Time Warner Cable Information Services (Wisconsin), LLC	Delaware	20-0163685
Time Warner Cable International LLC	Delaware	32-0423657
Time Warner Cable Internet Holdings III LLC	Delaware	30-0800781
Time Warner Cable Internet Holdings LLC	Delaware	80-0845781
Time Warner Cable Internet LLC	Delaware	13-4008284
Time Warner Cable, LLC	Delaware	81-2545593
Time Warner Cable Media LLC	Delaware	27-4633156
Time Warner Cable Midwest LLC	Delaware	45-4593320
Time Warner Cable New York City LLC	Delaware	45-4593291
Time Warner Cable Northeast LLC	Delaware	45-4593341
Time Warner Cable Pacific West LLC	Delaware	45-4593361
Time Warner Cable Services LLC	Delaware	61-1446887
Time Warner Cable Southeast LLC	Delaware	45-4608839
Time Warner Cable Sports LLC	Delaware	45-1560066

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Time Warner Cable Texas LLC	Delaware	45-4608769
TWC Administration LLC	Delaware	90-0882471
TWC Communications, LLC	Delaware	35-2205910
TWC Digital Phone LLC	Delaware	26-0354307
TWC Media Blocker LLC	Delaware	81-2620702
TWC News and Local Programming Holdco LLC	Delaware	45-4275480
TWC News and Local Programming LLC	Delaware	45-1560311
TWC Regional Sports Network I LLC	Delaware	45-1560617
TWC Regional Sports Network II LLC	Delaware	None
TWC SEE Holdco LLC	Delaware	20-5421447
TWC Wireless LLC	Delaware	20-3364329
TWC/Charter Dallas Cable Advertising, LLC	Delaware	26-2980350
TWC/Charter Green Bay Cable Advertising, LLC	Delaware	20-4932897
TWC/Charter Los Angeles Cable Advertising, LLC	Delaware	26-1900064
TWCIS Holdco LLC	Delaware	27-3481972
Vista Broadband Communications, LLC	Delaware	52-2085522
Wisconsin Procurement Holdco LLC	Delaware	81-2603589

400 Atlantic Street Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip code)

Debt Securities

and Guarantees of Debt Securities

(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 14th day of December, 2017.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ R. Tarnas
Name:	R. Tarnas
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business September 30, 2017, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$2,212
Interest-bearing balances	437,186
Securities:
Held-to-maturity securities	0
Available-for-sale securities	628,999
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	10,964
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	30,965
Other assets	174,652
Total assets	$2,141,291

Dollar amounts in thousands
LIABILITIES

Deposits:
In domestic offices	$685
Noninterest-bearing	685
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	353,141
Total liabilities	353,826
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,123,073
Not available
Retained earnings	664,553
Accumulated other comprehensive income	-1,161
Other equity capital components	0
Not available
Total bank equity capital	1,787,465
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,787,465

Total liabilities and equity capital	$2,141,291

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty	)	CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
William D. Lindelof, Director	)	Directors (Trustees)
Alphonse J. Briand, Director	)